Development, Exclusivity And Option Products Agreement	6 Months Ended
Jun. 30, 2021
Development Exclusivity And Option Products Agreement [Abstract]
DEVELOPMENT, EXCLUSIVITY AND OPTION PRODUCTS AGREEMENT

NOTE 5 – Development, Exclusivity and Option Products Agreement

On February 5, 2021, CollPlant entered into a Development, Exclusivity and Option Products Agreement (the “Agreement”) with certain wholly-owned subsidiaries of AbbVie Inc., pursuant to which CollPlant and AbbVie will collaborate in the development and commercialization of dermal and soft tissue filler products for the medical aesthetics market, using CollPlant’s recombinant human collagen technology and AbbVie’s technology.

Pursuant to the Agreement, CollPlant granted to AbbVie and its affiliates, a license and worldwide exclusive rights to use its rhCollagen, for the production and commercialization of dermal and soft tissue filler products ("Exclusive Products"). With respect to the license, CollPlant received a $14 million upfront cash payment and is entitled to receive up to additional $36 million in proceeds upon the achievement of certain development, clinical trial, regulatory and commercial sale milestones. The Agreement provides that later on CollPlant and AbbVie may enter into a supply agreement, at AbbVie's sole discretion, whereby CollPlant will manufacture and supply AbbVie with rhCollagen, at a pre-agreed price, to be used for the Exclusive Products.

In addition, CollPlant shall be entitled to a fixed-fee royalty payments (subject to certain adjustments) for each product commercially sold during the applicable royalty term.

Unless earlier terminated, the Agreement will continue in effect on a product-by-product and country-by-country basis until the later of (i) the expiration, invalidation or abandonment of the last CollPlant patent covering a product in a particular country, and (ii) 10 years from the first commercial sale of such product in such country. Following expiration (unless earlier terminated), the rights granted to AbbVie in the Agreement will continue on a non-exclusive, fully paid-up, royalty-free, perpetual and irrevocable basis. In addition, AbbVie may terminate the Agreement at any time immediately upon written notice to CollPlant as a result of a perceived serious safety issue regarding the use of any Exclusive Product or upon 60 days’ written notice. In the event of termination, the consideration paid or payable to CollPlant will be non-refundable.

The Company has concluded that the contract includes one performance obligation: the delivery of the rhCollagen license. The Company's conditional obligation to manufacture the rhCollagen, represent an optional purchase that do not provide the customer with a material right. As such, the transaction price was fully allocated to the license delivery performance obligation. The license was determined to be a right to use the Company's intellectual property. Since it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the milestone payments is resolved, and since the contract include termination provisions, the Company estimated the transaction price at $14 million and recognized that amount as revenue once the license was delivered.